UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08777

CREDIT SUISSE HIGH YIELD BOND FUND
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse High Yield Bond Fund Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2010 to October 31, 2011

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund
Eleven Madison Avenue
New York, NY 10010

Trustees

Enrique R. Arzac

Chairman of the Board

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

Steven Rappaport

Officers

John Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Roger Machlis

Chief Legal Officer

Michael A. Pignataro

Chief Financial Officer

Karen Regan

Senior Vice President and Secretary

Cecilia Chau

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Credit Suisse
High Yield Bond Fund

ANNUAL REPORT
October 31, 2011

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report

October 31, 2011 (unaudited)

December 1, 2011

We are pleased to present this Annual Report which covers the activities of the Credit Suisse High Yield Bond Fund for the year ended October 31, 2011.

Dear Shareholder:

Performance Summary

11/1/10 – 10/31/11

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	6.84%
Total Return (based on market value)[1]	12.51%
BofA Merrill Lynch US High Yield Master II Constrained Index[2]	4.82%

Market Review: Lowest default rates since 2008

The year ended October 31, 2011 was a volatile one for the high yield market. The BofA Merrill Lynch US High Yield Master II Constrained Index (the "Index"), the Fund's benchmark, registered a return of 4.82% for the period. Although there was optimism in the first half of the year, it was tempered by escalating concerns over systemic risks in Europe and the United States during the third quarter. As a result, high yield spreads widened to +836 basis points versus the Treasury market in September then tightened to end the year at +713 basis points. Yields ended the period at 8.24%.

From a quality point-of-view, CC-rated securities and C-rated underperformed, returning -3.5% and -17.0%, respectively. BB and B-rated securities posted the highest returns of 5.0% and 5.1%, respectively. On a sector basis, the top performers were software/services, food and drug retailers, and REITs. Conversely, electricity distribution/transportation, monoline insurance, and integrated energy were the biggest detractors from overall performance during the period.

High yield default rates have fallen to their lowest levels since early 2008 with the trailing 12-month issuer-weighted global default rate, as measured by Moody's, declining steadily from 3.8% in October 2010 to 1.9% in October 2011. This rate is well below the historical average of 4.45% and is forecasted to increase to 2.25% over the next 12 months. The percentage of U.S. high yield securities that are "distressed," defined as those trading at spreads of more than 1,000 basis points over Treasuries, fell to a low of 5.0% through May 2011, before rising again to finish October 2011 at 16.1% — up from 10.5% year over year.

High yield issue volume for the period, according to JP Morgan, was more than $274 billion — generally in line with last year's figure of nearly $284 billion. New issue activity was greatest during the second quarter of 2011, with over $92 billion in new issues. There was a considerable decrease in activity in the third quarter as issuance dropped to less than $26 billion. And according to Lipper, high-yield mutual funds saw eight months of positive flows during the year for a total net inflow of more than $9 billion — it's worth noting that this figure includes a record monthly inflow of nearly $7 billion in October 2011.

Strategic Review and Outlook: Cautiously optimistic going forward

For the 12-month period ended October 31, 2011, the Fund outperformed the benchmark. An underweight to the banking and wireless sectors as well as superior credit selection in the gaming sector contributed positively to returns. Conversely, security selection in the restaurants and chemicals sectors hurt relative returns.

We believe recent dislocations in credit markets have presented opportunities for high yield portfolios to selectively purchase bonds at attractive yields. Our portfolio exposures remain defensive, with an emphasis on

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2011 (unaudited)

senior secured bonds. In addition, we continue to maintain an overweight to B-rated bonds with the best risk-return profiles, while underweighting the most aggressive CC-rated components of the Index. The Fund has also focused on securities with less interest rate sensitivity and has maintained its exposure to shorter duration bonds. From a sector perspective, we have a positive view on energy, technology and media. We continue to remain cautious with respect to consumer-driven industries where asset quality is low.

The broad macroeconomic data, such as inconsistent U.S. economic trends and Eurozone concerns, cause us to remain cautious for the near-term. However, on a fundamental basis, high yield companies have focused on deleveraging and extending maturities since early 2009—despite the volatility and negative sentiment that has dominated the landscape. These improved fundamentals continue to support the expectations that defaults will be lower than historical averages for 2012 and 2013.

Thomas J. Flannery Chief Investment Officer*	John Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2011; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

1  Assuming reinvestment of dividends of $0.32 per share.

2  The BofA Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. An index does not have transaction costs; investors cannot invest directly in an index.

*  Thomas J. Flannery is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and Head of the Credit Suisse US High Yield Management Team. Mr. Flannery joined Credit Suisse in June 2010. He is a portfolio manager for the Performing Credit Strategies Group ("PCS") within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse Group AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc.

**  John Popp is a Managing Director of Credit Suisse. He is the Group Manager and Senior Portfolio Manager for Performing Credit Strategies. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2011 (unaudited)

Credit Quality Breakdown*

(% of total investments as of 10/31/11)

S&P Ratings
BBB	1.5%
BB	23.7
B	58.1
CCC	11.2
CC	0.1
D	1.1
NR	2.5
Subtotal	98.2
Equity and Other	1.8
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Average Annual Returns

October 31, 2011 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	6.84%	25.69%	4.23%	8.75%
Market Value	12.51%	30.70%	4.26%	8.24%

Credit Suisse currently waives fees and/or reimburses expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

Credit Suisse High Yield Bond Fund

Schedule of Investments

October 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (126.5%)
Aerospace & Defense (0.5%)
$1,000	Ducommun, Inc., Rule 144A, Senior Notes (Callable 07/15/15 @ $104.88) ‡	(B-, B3)	07/15/18	9.750	$1,035,000
Auto Parts & Equipment (6.2%)
1,000	Affinia Group, Inc., Global Company Guaranteed Notes (Callable11/30/11 @ $101.50)	(CCC+, B3)	11/30/14	9.000	992,500
280	American Axle & Manufacturing Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 01/15/14 @ $104.63) ‡§	(BB+, Ba1)	01/15/17	9.250	306,600
750	American Axle & Manufacturing, Inc., Company Guaranteed Notes (Callable 03/01/12 @ $103.94) §	(B, B2)	03/01/17	7.875	763,125
1,200	American Tire Distributors, Inc., Global Senior Secured Notes (Callable 06/01/13 @ $107.31)	(B-, B2)	06/01/17	9.750	1,215,000
750	Lear Corp., Company Guaranteed Notes (Callable 03/15/15 @ 104.06)	(BB, Ba2)	03/15/20	8.125	825,000
2,150	Mark IV USA SCA, Rule 144A, Senior Secured Notes (Callable 12/15/13 @ $106.66) ‡	(BB-, Ba3)	12/15/17	8.875	3,028,807
850	Meritor, Inc., Company Guaranteed Notes (Callable 03/15/14 @ $105.31)	(CCC+, B3)	03/15/18	10.625	881,875
1,950	Stanadyne Corp., Series 1, Global Senior Subordinated Notes (Callable 08/15/12 @ $100.00)	(CCC, Caa1)	08/15/14	10.000	1,857,375
2,100	Stoneridge, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/14 @ $104.75) ‡	(BB-, B3)	10/15/17	9.500	2,168,250
1,175	UCI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.31)	(CCC+, B3)	02/15/19	8.625	1,163,250
					13,201,782
Building & Construction (1.3%)
741	Ashton Woods Finance Co., Rule 144A, Company Guaranteed Notes (Callable 02/24/14 @ $105.50) *+‡	(NR, NR)	06/30/15	0.000	529,815
600	K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes	(CC, Caa3)	01/15/16	6.250	243,000
1,900	Tutor Perini Corp., Global Company Guaranteed Notes (Callable 11/01/14 @ 103.81)	(BB-, Ba3)	11/01/18	7.625	1,781,250
1,000	William Lyon Homes, Inc., Company Guaranteed Notes ø§	(D, C)	04/01/13	10.750	185,000
					2,739,065
Building Materials (4.0%)
600	Associated Materials LLC, Global Senior Secured Notes (Callable 11/01/13 @ $106.84) §	(B, B3)	11/01/17	9.125	549,000
1,300	Euramax International, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/13 @ $107.13) ‡	(B-, Caa1)	04/01/16	9.500	1,111,500
1,750	Headwaters, Inc., Global Secured Notes (Callable 04/01/15 @ 103.81)	(B+, B2)	04/01/19	7.625	1,531,250
3,000	International Wire Group, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $104.88) ‡	(B, B3)	04/15/15	9.750	3,075,000
1,000	USG Corp., Rule 144A, Company Guaranteed Notes (Callable 10/15/14 @ $104.19) ‡	(BB-, B2)	10/15/18	8.375	900,000
1,000	Xefin Lux SCA, Rule 144A, Senior Secured Notes (Callable 06/01/14 @ $106.00) ‡	(B+, Ba3)	06/01/18	8.000	1,316,342
					8,483,092
Chemicals (7.7%)
1,900	Ferro Corp., Senior Unsecured Notes (Callable 08/15/14 @ $103.94)	(B+, B1)	08/15/18	7.875	1,928,500
500	Hexion Nova Scotia Finance ULC, Secured Notes (Callable 11/15/15 @ $104.50)	(CCC+, NR)	11/15/20	9.000	438,750
400	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/15/13 @ $104.50) ‡	(B, Ba3)	05/15/15	9.000	413,000
1,675	Ineos Group Holdings PLC, Rule 144A, Company Guaranteed Notes (Callable 02/15/12 @ $102.83) ‡	(CCC, Caa1)	02/15/16	8.500	1,423,750
1,000	JM Huber Corp., Rule 144A, Senior Unsecured Notes (Callable 11/01/15 @ $104.94) ‡	(BB-, B2)	11/01/19	9.875	1,020,000
682	Momentive Performance Materials, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $106.25)	(CCC, B2)	06/15/14	12.500	726,330
2,000	Momentive Performance Materials, Inc., Global Secured Notes (Callable 01/15/16 @ 104.50)	(CCC, Caa1)	01/15/21	9.000	1,700,000
300	Nexeo Solutions Finance Corp., Rule 144A, Senior Subordinated Notes (Callable 03/01/14 @ $104.19) ‡	(B-, B3)	03/01/18	8.375	301,500
2,100	Omnova Solutions, Inc., Global Company Guaranteed Notes (Callable 11/01/14 @ $103.94)	(B-, B2)	11/01/18	7.875	1,821,750
2,216	OXEA Finance & Cy SCA, Rule 144A, Senior Secured Notes (Callable 07/15/13 @ $107.13) ‡	(B+, B2)	07/15/17	9.500	2,238,160
1,800	Polymer Group, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/15 @ $103.88) ‡	(B, B1)	02/01/19	7.750	1,876,500
1,175	Reichhold Industries, Inc., Rule 144A, Senior Notes (Callable 08/15/12 @ $100.00) ‡	(CCC+, Caa2)	08/15/14	9.000	710,875
750	Styrolution GmbH, Rule 144A, Senior Secured Notes (Callable 05/15/13 @ 105.72) ‡	(B+, B2)	05/15/16	7.625	831,649
950	TPC Group LLC, Global Senior Secured Notes (Callable 10/01/13 @ 106.19)	(NR, B1)	10/01/17	8.250	966,625
					16,397,389
Computer Hardware (1.8%)
3,750	Spansion LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/13 @ $103.94) ‡	(BB-, B3)	11/15/17	7.875	3,825,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Consumer Products (2.7%)
$2,000	NBTY, Inc., Global Company Guaranteed Notes (Callable 10/01/14 @ $104.50)	(B, B3)	10/01/18	9.000	$2,157,500
2,375	Prestige Brands, Inc., Global Company Guaranteed Notes (Callable 04/01/14 @ $104.13)	(B, B3)	04/01/18	8.250	2,434,375
1,100	Spectrum Brands Holdings, Inc., Global Senior Secured Notes (Callable 06/15/14 @ $104.75)	(B, B1)	06/15/18	9.500	1,226,500
					5,818,375
Consumer/Commercial/Lease Financing (3.2%)
822	CIT Group, Inc., Rule 144A, Secured Notes (Callable 01/01/12 @ 100.00) ‡	(B+, B2)	05/04/15	7.000	823,027
380	CIT Group, Inc., Rule 144A, Secured Notes (Callable 01/01/12 @ 100.00) ‡	(B+, B2)	05/02/16	7.000	380,000
512	CIT Group, Inc., Rule 144A, Secured Notes (Callable 01/01/12 @ 100.00) ‡	(B+, B2)	05/02/17	7.000	511,360
1,290	International Lease Finance Corp., Global Senior Unsecured Notes	(BBB-, B1)	09/15/15	8.625	1,359,337
675	International Lease Finance Corp., Global Senior Unsecured Notes	(BBB-, B1)	03/15/17	8.750	713,138
650	PFG Finance Corp., Rule 144A, Senior Notes (Callable 02/15/15 @ $105.06) ‡	(B, B2)	02/15/19	10.125	614,250
2,300	PFG Finance Corp., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ $105.13) ‡	(BB, Ba3)	04/15/17	10.250	2,311,500
					6,712,612
Diversified Capital Goods (2.7%)
450	Belden, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.50)	(B+, Ba2)	03/15/17	7.000	454,500
625	Belden, Inc., Global Company Guaranteed Notes (Callable 06/15/14 @ $104.63)	(B+, Ba2)	06/15/19	9.250	671,875
800	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 02/15/14 @ $104.50)	(B, B3)	02/15/18	9.000	796,000
1,500	FCC Holdings, Inc., Rule 144A, Notes (Callable 12/15/12 @ $106.00) ‡	(B-, Caa3)	12/15/15	12.000	1,305,000
950	Leucadia National Corp., Global Senior Unsecured Notes (Callable 03/15/12 @ $103.56)	(BB+, B1)	03/15/17	7.125	990,375
800	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 09/01/15 @ $104.38)	(B+, B2)	09/01/20	8.750	856,000
575	Trimas Corp., Global Senior Secured Notes (Callable 12/15/13 @ $104.88)	(B-, B2)	12/15/17	9.750	618,125
					5,691,875
Electric - Generation (2.7%)
1,475	Edison Mission Energy, Global Senior Unsecured Notes	(B-, Caa1)	05/15/17	7.000	1,039,875
675	Edison Mission Energy, Global Senior Unsecured Notes	(B-, Caa1)	05/15/19	7.200	452,250
1,175	Mirant Americas Pass Through Generation LLC, Senior Unsecured Notes	(BB-, B3)	10/01/21	8.500	1,157,375
625	NRG Energy, Inc., Company Guaranteed Notes (Callable 06/15/14 @ $104.25)	(BB-, B1)	06/15/19	8.500	656,250
775	NRG Energy, Inc., Global Company Guaranteed Notes (Callable 09/01/15 @ 104.13)	(BB-, B1)	09/01/20	8.250	806,000
2,925	TCEH Finance, Inc., LLC, Series A, Global Company Guaranteed Notes (Callable 11/01/11 @ $105.13) §	(D, Caa3)	11/01/15	10.250	1,155,375
1,175	TCEH Finance, Inc., LLC, Series B, Global Company Guaranteed Notes (Callable 11/01/11 @ $105.13) §	(D, Caa3)	11/01/15	10.250	458,250
					5,725,375
Electric - Integrated (1.3%)
447	Mirant Mid Atlantic Pass Through Trust, Series B, Global Pass Thru Certificates	(BB-, Ba1)	06/30/17	9.125	460,577
550	The AES Corp., Global Senior Unsecured Notes	(BB-, B1)	04/15/16	9.750	627,000
675	The AES Corp., Global Senior Unsecured Notes	(BB-, B1)	10/15/17	8.000	744,188
900	The AES Corp., Rule 144A, Senior Notes ‡	(BB-, B1)	07/01/21	7.375	967,500
					2,799,265
Electronics (1.6%)
1,500	CPI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ $104.00)	(CCC+, B3)	02/15/18	8.000	1,335,000
928	Freescale Semiconductor, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/14 @ $105.06) ‡§	(B, Ba3)	03/15/18	10.125	1,023,120
1,000	MEMC Electronic Materials, Inc., Global Company Guaranteed Notes (Callable 04/01/14 @ 105.81)	(BB, B1)	04/01/19	7.750	862,500
200	NXP Funding LLC, Rule 144A, Senior Secured Notes (Callable 08/01/14 @ $104.88) ‡	(B+, B2)	08/01/18	9.750	221,000
					3,441,620
Energy - Exploration & Production (11.0%)
1,000	Carrizo Oil & Gas, Inc., Global Company Guaranteed Notes (Callable 10/15/14 @ $104.31)	(B-, B3)	10/15/18	8.625	1,020,000
850	Comstock Resources, Inc., Company Guaranteed Notes (Callable 04/01/15 @ $103.88)	(B, B2)	04/01/19	7.750	837,250
2,350	Comstock Resources, Inc., Company Guaranteed Notes (Callable 10/15/13 @ $104.19)	(B, B2)	10/15/17	8.375	2,420,500
50	Denbury Resources, Inc., Company Guaranteed Notes (Callable 03/01/13 @ $104.88)	(BB-, B1)	03/01/16	9.750	55,625
2,200	Energy Partners Ltd., Global Company Guaranteed Notes (Callable 02/15/15 @ $104.13)	(B-, Caa1)	02/15/18	8.250	2,079,000
950	Energy XXI Gulf Coast, Inc., Company Guaranteed Notes (Callable 12/15/14 @ $104.63)	(B, Caa1)	12/15/17	9.250	1,016,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Energy - Exploration & Production
$1,025	EXCO Resources, Inc., Company Guaranteed Notes (Callable 09/15/14 @ $103.75)	(B, B3)	09/15/18	7.500	$1,019,875
900	Linn Energy Finance Corp., Global Company Guaranteed Notes (Callable 09/15/15 @ $103.88)	(B, B2)	02/01/21	7.750	965,250
3,500	McMoRan Exploration Co., Company Guaranteed Notes (Callable 11/15/11 @ $105.94)	(B, Caa1)	11/15/14	11.875	3,727,500
1,250	Oasis Petroleum, Inc., Rule 144A, Senior Notes (Callable 02/01/15 @ $103.63) ‡	(B-, Caa1)	02/01/19	7.250	1,325,000
450	Penn Virginia Corp., Senior Notes (Callable 06/15/13 @ $105.19)	(BB-, B2)	06/15/16	10.375	492,750
1,525	Petrohawk Energy Corp., Global Company Guaranteed Notes (Callable 08/15/14 @ $103.63)	(BBB+, Baa3)	08/15/18	7.250	1,753,750
2,475	Pioneer Natural Resources Co., Senior Unsecured Notes	(BB+, Ba1)	01/15/20	7.500	2,814,642
800	Stone Energy Corp., Company Guaranteed Notes (Callable 02/01/14 @ $104.31)	(B, Caa1)	02/01/17	8.625	812,000
1,525	Stone Energy Corp., Global Senior Subordinated Notes (Callable 12/15/11 @ $101.13)	(CCC+, Caa2)	12/15/14	6.750	1,517,375
475	Swift Energy Co., Company Guaranteed Notes (Callable 06/01/12 @ $103.56)	(BB-, B3)	06/01/17	7.125	484,500
1,000	W&T Offshore, Inc., Rule 144A, Senior Notes (Callable 06/15/15 @ 104.25) ‡	(B, Caa1)	06/15/19	8.500	1,025,000
					23,366,517
Environmental (2.4%)
1,000	ALBA Group PLC & Co. KG, Rule 144A, Senior Notes (Callable 05/15/14 @ 106.00) ‡	(B, B3)	05/15/18	8.000	1,374,269
1,100	Casella Waste Systems, Inc., Global Senior Secured Notes (Callable 07/15/12 @ $105.50)	(BB, B2)	07/15/14	11.000	1,193,500
900	Darling International, Inc., Global Company Guaranteed Notes (Callable 12/15/14 @ $104.25)	(BB, Ba3)	12/15/18	8.500	1,014,750
550	EnergySolutions LLC, Global Company Guaranteed Notes (Callable 08/15/14 @ 105.38)	(BB-, Caa1)	08/15/18	10.750	558,250
1,000	WCA Waste Corp., Rule 144A, Company Guaranteed Notes (Callable 06/15/14 @ 105.63) ‡	(B-, B3)	06/15/19	7.500	975,000
					5,115,769
Food & Drug Retailers (0.6%)
700	Rite Aid Corp., Global Company Guaranteed Notes (Callable 06/15/12 @ $104.69)	(CCC, Caa3)	12/15/15	9.375	661,500
475	Rite Aid Corp., Global Senior Secured Notes (Callable 06/12/13 @ $104.88)	(B+, B3)	06/12/16	9.750	522,500
					1,184,000
Food - Wholesale (2.2%)
2,650	Del Monte Foods Co., Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/14 @ $103.81) ‡	(CCC+, B3)	02/15/19	7.625	2,530,750
2,075	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 05/15/13 @ $105.63) ‡	(B+, B3)	05/15/15	11.250	2,178,750
					4,709,500
Forestry & Paper (1.6%)
628	Boise Cascade LLC, Global Company Guaranteed Notes (Callable 10/15/12 @ $100.00)	(B+, Caa1)	10/15/14	7.125	618,580
500	Smurfit Kappa Acquisitions, Rule 144A, Senior Secured Notes (Callable 11/15/13 @ $103.63) ‡	(BB, Ba2)	11/15/17	7.250	718,322
1,000	Smurfit Kappa Funding PLC, Global Senior Subordinated Notes (Callable 01/31/12 @ $101.29)	(B, B2)	04/01/15	7.750	1,005,000
950	Stone & Webster, Inc. *	(NR, NR)	07/01/12	0.000	26,125
300	Verso Paper, Inc., Global Secured Notes (Callable 02/01/15 @ $104.38)	(B, B2)	02/01/19	8.750	217,500
1,125	Verso Paper, Inc., Series B, Global Company Guaranteed Notes (Callable 08/01/12 @ $103.79) §	(CCC+, Caa1)	08/01/16	11.375	838,125
					3,423,652
Gaming (8.3%)
775	Buffalo Thunder Development Authority, Rule 144A, Senior Secured Notes (Callable 12/15/11 @ $102.34)ø ‡	(NR, NR)	12/15/14	9.375	275,125
2,000	CCM Merger, Inc., Rule 144A, Notes ‡	(CCC+, Caa3)	08/01/13	8.000	1,910,000
973	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/11 @ $103.63) ‡	(CCC+, Caa3)	11/15/19	7.250	612,990
1,590	Chukchansi Economic Development Authority, Rule 144A, Senior Unsecured Notes (Callable 11/15/11 @ $100.00) ‡	(B-, Caa2)	11/15/13	8.000	1,045,425
1,500	Cirsa Funding Luxembourg SA, Rule 144A, Company Guaranteed Notes (Callable 05/15/14 @ $104.38) ‡	(B+, B3)	05/15/18	8.750	1,859,442
625	Fontainebleau Las Vegas Holdings LLC, Rule 144A, Second Mortgage Notes (Callable 06/15/12 @ $105.13)ø ‡	(NR, NR)	06/15/15	10.250	781
1,950	Great Canadian Gaming Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/12 @ $101.81) ‡§	(BB-, B2)	02/15/15	7.250	1,959,750
1,700	Greektown Superholdings, Inc., Series B, Global Senior Secured Notes (Callable 01/01/13 @ $106.50)	(NR, NR)	07/01/15	13.000	1,755,250
369	Inn of the Mountain Gods Resort & Casino, Rule 144A, Senior Secured Notes ‡	(NR, NR)	11/30/20	1.250	212,132
3,025	Jacobs Entertainment, Inc., Global Company Guaranteed Notes (Callable 06/15/12 @ $100.00)	(B-, Caa1)	06/15/14	9.750	2,949,375
950	Majestic Star Casino Capital Corp., Senior Secured Notes ø	(NR, NR)	10/15/10	9.500	375,250
950	Peninsula Gaming LLC, Global Company Guaranteed Notes (Callable 08/15/13 @ $105.38)	(B, Caa1)	08/15/17	10.750	983,250

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Gaming
$1,425	Peninsula Gaming LLC, Global Senior Secured Notes (Callable 08/15/12 @ $104.19)	(BB, Ba3)	08/15/15	8.375	$1,471,313
670	Tropicana Finance Corp., Global Senior Subordinated Notes (Callable 12/15/11 @ $102.41) ø^	(NR, NR)	12/15/14	9.625	67
2,085	Tunica-Biloxi Gaming Authority, Rule 144A, Senior Unsecured Notes (Callable 11/15/11 @ $103.00) ‡	(B+, B2)	11/15/15	9.000	2,085,000
					17,495,150
Gas Distribution (1.7%)
2,200	Genesis Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/14 @ $103.94) ‡	(B, B3)	12/15/18	7.875	2,145,000
600	Targa Resources Partners Finance Corp., Global Company Guaranteed Notes (Callable 07/01/12 @ $104.13)	(BB, B1)	07/01/16	8.250	633,000
875	Targa Resources Partners Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/16 @ $103.44) ‡	(BB, B1)	02/01/21	6.875	868,438
					3,646,438
Health Facilities (2.5%)
545	Bausch & Lomb, Inc., Global Senior Unsecured Notes (Callable 11/01/11 @ $104.94)	(B, Caa1)	11/01/15	9.875	574,975
450	Omega Healthcare Investors, Inc., Global Company Guaranteed Notes (Callable 10/15/15 @ $103.38)	(BB+, Ba2)	10/15/22	6.750	456,750
625	Radiation Therapy Services, Inc., Global Company Guaranteed Notes (Callable 04/15/14 @ $104.94)	(CCC+, B3)	04/15/17	9.875	523,438
1,950	Symbion, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/14 @ 104.00) ‡	(B, B2)	06/15/16	8.000	1,828,125
900	Tenet Healthcare Corp., Global Senior Secured Notes (Callable 07/01/14 @ $104.44)	(BB-, B1)	07/01/19	8.875	1,021,500
250	Universal Hospital Services, Inc., Global Secured Notes (Callable 06/01/12 @ $102.13)	(B+, B3)	06/01/15	8.500	258,750
634	VWR Funding, Inc., Series B, Global Company Guaranteed Notes (Callable 07/15/12 @ $105.13)	(B-, Caa1)	07/15/15	10.250	665,437
					5,328,975
Health Services (2.9%)
650	Capsugel FinanceCo SCA, Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ $107.41) ‡	(B, Caa1)	08/01/19	9.875	933,818
500	Emdeon, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/31/15 @ $105.50) ‡	(NR, Caa1)	12/31/19	11.000	522,500
675	inVentiv Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/14 @ $105.00) ‡	(CCC+, Caa2)	08/15/18	10.000	651,375
425	Service Corp. International, Senior Unsecured Notes	(BB-, Ba3)	11/15/21	8.000	470,156
2,025	STHI Holding Corp., Rule 144A, Secured Notes (Callable 03/15/14 @ $106.00) ‡	(B, B2)	03/15/18	8.000	2,075,625
1,500	Warner Chilcott Finance LLC, Global Company Guaranteed Notes (Callable 09/15/14 @ $103.88)	(BB, B3)	09/15/18	7.750	1,571,250
					6,224,724
Leisure (1.5%)
400	Magnum Management Corp., Global Company Guaranteed Notes (Callable 08/01/14 @ 104.56)	(B-, B2)	08/01/18	9.125	436,000
2,000	Palace Entertainment Holdings Corp., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ $104.44) ‡	(B-, B2)	04/15/17	8.875	1,970,000
650	Seven Seas Cruises S de RL LLC, Rule 144A, Secured Notes (Callable 05/15/15 @ $104.56) ‡	(B-, B3)	05/15/19	9.125	666,250
					3,072,250
Machinery (0.9%)
525	CPM Holdings, Inc., Global Senior Secured Notes (Callable 09/01/12 @ 105.31)	(B+, B2)	09/01/14	10.625	561,750
1,000	Dematic SA, Rule 144A, Senior Secured Notes (Callable 05/01/13 @ 104.38) ‡	(B, B3)	05/01/16	8.750	990,000
250	Terex Corp., Senior Subordinated Notes (Callable 11/15/12 @ $104.00) §	(B, Caa1)	11/15/17	8.000	246,875
					1,798,625
Media - Broadcast (2.9%)
795	Barrington Broadcasting Capital Corp., Global Company Guaranteed Notes (Callable 08/15/12 @ $100.00)	(CCC+, Caa1)	08/15/14	10.500	735,375
1,925	CCO Holdings Capital Corp., Global Company Guaranteed Notes (Callable 04/30/15 @ $104.06)	(BB-, B1)	04/30/20	8.125	2,093,438
350	Fisher Communications, Inc., Global Company Guaranteed Notes (Callable 09/15/12 @ $100.00)	(NR, B1)	09/15/14	8.625	351,750
2,900	Mission Broadcasting, Inc., Global Senior Secured Notes (Callable 04/15/14 @ $104.44)	(B, B3)	04/15/17	8.875	2,958,000
					6,138,563
Media - Cable (5.4%)
1,375	Atlantic Broadband Finance LLC, Global Company Guaranteed Notes (Callable 01/15/12 @ $100.00)	(B-, B3)	01/15/14	9.375	1,378,437
75	Cablevision Systems Corp., Senior Unsecured Notes	(B+, B1)	04/15/18	7.750	78,750
1,150	Cablevision Systems Corp., Senior Unsecured Notes §	(B+, B1)	04/15/20	8.000	1,219,000
723	CCH II Capital Corp., Global Senior Notes (Callable 11/30/12 @ $106.75)	(B, B2)	11/30/16	13.500	836,852
1,950	Cequel Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 11/15/12 @ $106.47) ‡	(B-, B3)	11/15/17	8.625	2,047,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Media - Cable
$525	CSC Holdings LLC, Global Senior Unsecured Notes	(BB, Ba3)	02/15/19	8.625	$598,500
1,500	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba2)	09/01/19	7.875	1,653,750
1,425	Insight Communications Co., Inc., Rule 144A, Senior Notes (Callable 07/15/13 @ $107.03) ‡	(B-, B3)	07/15/18	9.375	1,624,500
600	Kabel Baden-Wurttemberg GmbH & Co. KG, Rule 144A, Senior Secured Notes (Callable 03/15/15 @ $103.75) ‡	(B+, B1)	03/15/19	7.500	627,000
200	Unitymedia NRW GmbH, Rule 144A, Senior Secured Notes (Callable 12/01/12 @ $108.22) ‡	(BB-, B1)	12/01/17	8.125	291,513
1,000	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 10/15/14 @ $104.19)	(BB-, Ba2)	10/15/19	8.375	1,117,500
					11,473,302
Media - Diversified (1.4%)
2,225	Block Communications, Inc., Rule 144A, Senior Notes (Callable 12/15/11 @ $102.75) ‡	(B, B1)	12/15/15	8.250	2,258,375
600	Quebecor Media, Inc., Global Senior Unsecured Notes (Callable 03/15/12 @ $102.58)	(B+, B1)	03/15/16	7.750	622,500
					2,880,875
Media - Services (1.3%)
150	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ $106.94)	(B, B2)	12/15/17	9.250	162,750
1,500	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 12/15/12 @ $106.94)	(B, B2)	12/15/17	9.250	1,635,000
600	SGS International, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $100.00)	(B, B2)	12/15/13	12.000	609,000
400	WMG Acquisition Corp., Global Senior Secured Notes (Callable 06/15/13 @ $104.75)	(BB-, Ba2)	06/15/16	9.500	426,000
					2,832,750
Medical Products (0.6%)
1,250	Giant Funding Corp., Rule 144A, Secured Notes (Callable 02/01/14 @ $106.19) ‡	(B, B3)	02/01/18	8.250	1,321,875
Metals & Mining - Excluding Steel (2.4%)
350	Calcipar SA, Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 103.44) ‡	(BB-, B1)	05/01/18	6.875	327,250
600	FMG Resources August 2006 Pty Ltd., Rule 144A, Senior Notes (Callable 11/01/15 @ 104.13) ‡	(B+, B1)	11/01/19	8.250	609,000
1,630	Noranda Aluminium Acquisition Corp., Global Company Guaranteed Notes#	(B, B2)	05/15/15	4.417	1,515,959
225	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $102.25) ø	(NR, NR)	12/15/14	9.000	22
1,100	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $105.00) ø	(NR, NR)	12/15/16	10.000	110
1,400	Taseko Mines Ltd., Company Guaranteed Notes (Callable 04/15/15 @ 103.88)	(B, B3)	04/15/19	7.750	1,316,000
1,600	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 104.63) ‡	(B-, Caa1)	05/15/19	9.250	1,352,000
					5,120,341
Oil Field Equipment & Services (6.2%)
900	Edgen Murray Corp., Global Senior Secured Notes (Callable 01/15/13 @ $106.13) §	(B-, Caa3)	01/15/15	12.250	855,000
2,325	Frac Tech Finance, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/14 @ $103.56) ‡	(BB, Ba3)	11/15/18	7.625	2,441,250
1,300	Helix Energy Solutions Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $104.75) ‡	(B-, B3)	01/15/16	9.500	1,371,500
300	Hornbeck Offshore Services, Inc., Global Company Guaranteed Notes (Callable 09/01/13 @ $104.00)	(B+, Ba3)	09/01/17	8.000	304,500
350	Hornbeck Offshore Services, Inc., Series B, Global Company Guaranteed Notes (Callable 12/01/11 @ $101.02)	(B+, Ba3)	12/01/14	6.125	354,375
950	Offshore Group Investments, Ltd., Global Senior Secured Notes (Callable 02/01/13 @ $108.63)	(B-, B3)	08/01/15	11.500	1,040,250
700	Offshore Group Investments, Ltd., Rule 144A, Senior Secured Notes (Callable 02/01/13 @ $108.63) ‡	(B-, B3)	08/01/15	11.500	766,500
625	Parker Drilling Co., Global Company Guaranteed Notes (Callable 04/01/14 @ $104.56)	(B+, B1)	04/01/18	9.125	657,812
2,000	Pioneer Drilling Co., Global Company Guaranteed Notes (Callable 03/15/14 @ $104.94)	(B, NR)	03/15/18	9.875	2,090,000
505	Thermon Industries, Inc., Global Secured Notes (Callable 05/01/14 @ 104.75)	(B+, B1)	05/01/17	9.500	547,925
2,500	Trinidad Drilling, Ltd., Rule 144A, Senior Unsecured Notes (Callable 01/15/15 @ $103.94) ‡	(BB-, B2)	01/15/19	7.875	2,631,250
					13,060,362
Oil Refining & Marketing (3.0%)
183	Coffeyville Finance, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/12 @ $106.75) ‡	(BB, Ba3)	04/01/15	9.000	198,097
2,600	Coffeyville Finance, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/13 @ $108.16) ‡	(BB-, B3)	04/01/17	10.875	2,957,500
1,300	Northern Tier Finance Corp., Rule 144A, Senior Secured Notes (Callable 12/01/13 @ $107.88) ‡	(BB-, B1)	12/01/17	10.500	1,433,250
500	Tesoro Corp., Company Guaranteed Notes (Callable 06/01/14 @ $104.88)	(BB+, Ba1)	06/01/19	9.750	565,000
1,050	Western Refining, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/11 @ $105.00) #‡	(B, B3)	06/15/14	10.750	1,113,000
					6,266,847

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Packaging (5.3%)
$850	Ardagh Glass Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 06/15/12 @ $103.56) ‡	(B-, B3)	06/15/17	7.125	$1,087,769
700	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ $104.63) ‡	(B-, B3)	10/15/20	9.250	921,439
825	Ardagh Packaging Finance PLC, Rule 144A, Senior Secured Notes (Callable 10/15/14 @ $103.69) ‡	(BB-, Ba3)	10/15/17	7.375	1,149,271
525	Berry Plastics Corp., Global Senior Secured Notes (Callable 11/15/12 @ $104.13)	(B, B1)	11/15/15	8.250	556,500
625	BWAY Holding Co., Global Company Guaranteed Notes (Callable 06/15/14 @ 105.00)	(CCC+, B3)	06/15/18	10.000	643,750
1,000	Pregis Corp., Global Secured Notes #	(B, B2)	04/15/13	6.572	1,366,904
1,135	Pregis Corp., Global Secured Notes #	(B, B2)	04/15/13	6.572	1,551,435
2,475	Reynolds Group Issuer LLC, Rule 144A, Senior Notes (Callable 10/15/14 @ $104.50) ‡	(B-, Caa1)	04/15/19	9.000	2,400,750
700	Reynolds Group Issuer LLC, Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $103.88) ‡	(BB-, Ba3)	10/15/16	8.750	739,375
300	Reynolds Group Issuer LLC, Rule 144A, Senior Secured Notes (Callable 10/15/14 @ $103.56) ‡	(BB-, Ba3)	04/15/19	7.125	307,500
500	Sealed Air Corp., Rule 144A, Senior Unsecured Notes (Callable 09/15/16 @ $104.19) ‡	(BB, B1)	09/15/21	8.375	542,500
					11,267,193
Pharmaceuticals (0.6%)
1,000	ConvaTec Healthcare E SA, Rule 144A, Senior Unsecured Notes (Callable 12/15/14 @ $105.25) ‡	(B, Caa1)	12/15/18	10.500	967,500
211	QHP Royalty Sub LLC, Rule 144A, Senior Secured Notes ‡	(NR, NR)	03/15/15	10.250	214,868
					1,182,368
Printing & Publishing (0.7%)
1,000	Cenveo Corp., Global Senior Subordinated Notes (Callable 12/01/11 @ $100.00)	(CCC+, Caa2)	12/01/13	7.875	830,000
875	The Reader's Digest Association, Inc., Global Senior Secured Notes (Callable 02/15/13 @ $104.00) #	(CCC, B3)	02/15/17	9.500	704,375
					1,534,375
Real Estate Development & Management (0.6%)
1,300	Icahn Enterprises LP, Rule 144A, Senior Unsecured Notes #‡	(NR, NR)	08/15/13	4.000	1,222,000
Real Estate Investment Trusts (2.6%)
2,850	CNL Lifestyle Properties, Inc., Global Company Guaranteed Notes (Callable 04/15/15 @ $103.63)	(BB-, Ba3)	04/15/19	7.250	2,579,250
500	MPT Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 05/01/16 @ 103.44) ‡	(BB, Ba2)	05/01/21	6.875	500,000
2,500	Sabra Capital Corp., Global Company Guaranteed Notes (Callable 11/01/14 @ $104.06)	(BB-, B2)	11/01/18	8.125	2,475,000
					5,554,250
Restaurants (3.1%)
1,867	CKE Restaurants, Inc., Global Senior Secured Notes (Callable 07/15/14 @ $105.69) §	(B-, B2)	07/15/18	11.375	2,016,360
2,050	HOA Finance Corp., Rule 144A, Senior Secured Notes (Callable 04/01/14 @ $105.63) ‡	(B, B3)	04/01/17	11.250	1,875,750
3,100	Real Mex Restaurants, Inc., Global Senior Secured Notes (Callable 07/01/12 @ $100.00) ø	(D, NR)	01/01/13	14.000	1,488,000
1,250	Sizzling Platter LLC, Rule 144A, Senior Secured Notes (Callable 04/15/14 @ 106.13) ‡	(B-, Caa1)	04/15/16	12.250	1,281,250
					6,661,360
Software/Services (2.1%)
1,600	Eagle Parent, Inc., Rule 144A, Senior Notes (Callable 05/01/15 @ 104.31) ‡	(CCC+, Caa1)	05/01/19	8.625	1,504,000
625	First Data Corp., Rule 144A, Senior Secured Notes (Callable 06/15/15 @ $103.69) ‡	(B+, B1)	06/15/19	7.375	621,875
600	SSI Co-Issuer LLC, Global Company Guaranteed Notes (Callable 06/01/14 @ $105.56)	(CCC+, Caa1)	06/01/18	11.125	636,000
1,600	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 11/15/13 @ 105.53)	(B, Caa1)	11/15/18	7.375	1,644,000
					4,405,875
Specialty Retail (1.6%)
500	Academy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ $106.94) ‡	(CCC+, Caa1)	08/01/19	9.250	505,000
1,300	Brown Shoe Co., Inc., Global Company Guaranteed Notes (Callable 05/15/14 @ $105.34)	(B+, B3)	05/15/19	7.125	1,196,000
1,250	Ontex IV SA, Rule 144A, Senior Secured Notes (Callable 04/15/14 @ $ 103.25) ‡	(B+, Ba3)	04/15/18	7.500	1,651,965
					3,352,965
Steel Producers/Products (1.0%)
900	JMC Steel Group, Rule 144A, Senior Notes (Callable 03/15/14 @ $ 106.19) ‡	(B, B3)	03/15/18	8.250	895,500
700	Ryerson, Inc., Global Senior Secured Notes (Callable 11/01/11 @ $106.00)	(CCC+, Caa1)	11/01/15	12.000	717,500
525	Tube City IMS Corp., Global Company Guaranteed Notes (Callable 02/01/12 @ $102.44)	(B-, Caa1)	02/01/15	9.750	525,000
					2,138,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Support - Services (4.7%)
$800	Ashtead Capital, Inc., Rule 144A, Secured Notes (Callable 08/15/12 @ $103.00) ‡	(B+, B2)	08/15/16	9.000	$836,000
250	Audatex North America, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/14 @ 103.38) ‡	(BB-, Ba2)	06/15/18	6.750	255,000
1,700	Brickman Group Holdings, Inc., Rule 144A, Senior Notes (Callable 11/01/13 @ $106.84) ‡	(CCC+, B3)	11/01/18	9.125	1,555,500
1,850	CoreLogic, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/16 @ $103.63) ‡	(B+, Ba3)	06/01/21	7.250	1,766,750
1,475	Garda World Security Corp., Rule 144A, Senior Unsecured Notes (Callable 03/15/14 @ $104.88) ‡	(B, B2)	03/15/17	9.750	1,504,500
1,975	Maxim Crane Works LP, Rule 144A, Senior Secured Notes (Callable 04/15/12 @ $109.19) ‡	(B, Caa1)	04/15/15	12.250	1,807,125
625	RSC Holdings III LLC, Global Company Guaranteed Notes (Callable 02/01/16 @ 104.13)	(B-, Caa1)	02/01/21	8.250	637,500
550	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 10/15/13 @ $103.88)	(B+, B1)	10/15/17	7.750	580,250
625	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 02/15/16 @ $103.31)	(B+, B1)	02/15/21	6.625	625,000
300	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 06/15/13 @ $105.44)	(B, B3)	06/15/16	10.875	340,500
					9,908,125
Telecom - Integrated/Services (1.1%)
550	Hellas Telecommunications II SCA, Rule 144A, Subordinated Notes ø#^‡	(NR, NR)	01/15/15	6.034	0
1,100	Intelsat Jackson Holdings SA, Rule 144A, Company Guaranteed Notes (Callable 04/01/15 @ $103.63) ‡	(B, B3)	04/01/19	7.250	1,108,250
1,250	Intelsat Jackson Holdings SA, Rule 144A, Company Guaranteed Notes (Callable 04/01/16 @ $103.75) ‡	(B, B3)	04/01/21	7.500	1,259,375
					2,367,625
Telecom - Wireless (1.1%)
250	Cricket Communications, Inc., Global Senior Secured Notes (Callable 05/15/12 @ $105.81)	(B+, Ba2)	05/15/16	7.750	260,625
800	GeoEye, Inc., Global Senior Secured Notes (Callable 10/01/13 @ $104.81)	(BB-, Ba3)	10/01/15	9.625	900,000
300	GeoEye, Inc., Senior Secured Notes (Callable 10/01/13 @ $104.31)	(B-, B3)	10/01/16	8.625	319,500
750	Wind Acquisition Finance SA, Rule 144A, Company Guaranteed Notes (Callable 07/15/13 @ $105.88) ‡	(BB-, B2)	07/15/17	11.750	906,170
					2,386,295
Telecommunications Equipment (1.7%)
1,950	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/15 @ $103.50) ‡	(B, B1)	04/01/19	7.000	1,881,750
1,700	Brightstar Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ $104.75) ‡	(BB-, B1)	12/01/16	9.500	1,725,500
					3,607,250
Textiles & Apparel (0.0%)
75	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes ø‡	(NR, NR)	11/15/12	9.875	5,231
Theaters & Entertainment (3.5%)
3,365	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 03/01/12 @ $100.00)	(CCC+, Caa1)	03/01/14	8.000	3,348,175
750	AMC Entertainment, Inc., Global Senior Unsecured Notes (Callable 06/01/14 @ $104.38)	(B-, B1)	06/01/19	8.750	796,875
600	National CineMedia LLC, Senior Unsecured Notes (Callable 07/15/16 @ $103.94)	(B, B2)	07/15/21	7.875	609,000
2,500	Regal Entertainment Group, Company Guaranteed Notes (Callable 08/15/14 @ $104.56)	(B-, B3)	08/15/18	9.125	2,687,500
					7,441,550
Tobacco (0.9%)
1,850	Vector Group, Ltd., Global Senior Secured Notes (Callable 08/15/12 @ $103.67)	(B+, B1)	08/15/15	11.000	1,914,750
Transportation - Excluding Air/Rail (1.4%)
650	Navios Maritime Holdings Finance II US, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ $104.06)	(B+, B3)	02/15/19	8.125	515,125
2,130	Ship Finance International, Ltd., Global Company Guaranteed Notes (Callable 12/15/11 @ $100.00)	(B+, B1)	12/15/13	8.500	2,044,800
500	Teekay Corp., Global Senior Unsecured Notes	(BB, B2)	01/15/20	8.500	485,000
					3,044,925
TOTAL CORPORATE BONDS (Cost $275,885,323)					268,325,102
BANK LOANS (9.7%)
Aerospace & Defense (1.3%)
2,047	London Acquisition Holdings B.V. #	(B, B1)	05/12/14	13.831	2,826,320
Chemicals (0.8%)
1,764	PQ Corp. #	(B+, B3)	07/30/14	3.680	1,673,638

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2011

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Environmental (0.4%)
$941	EnviroSolutions Real Property Holdings, Inc. #	(CCC-, Caa1)	07/29/14	8.000	$916,861
Health Services (0.9%)
1,492	Onex Carestream Finance LP #	(BB-, B1)	02/25/17	5.000	1,348,468
157	Warner Chilcott Corp. #	(BBB-, Ba3)	03/15/18	4.250	155,854
114	Warner Chilcott Corp. #	(BBB-, Ba3)	03/15/18	4.250	113,349
228	Warner Chilcott Corp. #	(BBB-, Ba3)	03/15/18	4.250	226,698
					1,844,369
lnvestments & Misc. Financial Services (1.2%)
2,500	BNY Convergex Group LLC #	(B-, B2)	12/18/17	8.750	2,491,662
Media - Diversified (0.7%)
1,088	Flint Group Holdings Sarl #	(B-, B2)	12/31/14	6.926	854,255
859	Flint Group Holdings Sarl #	(B-, B2)	06/30/16	6.926	702,454
					1,556,709
Metals & Mining - Excluding Steel (1.2%)
498	American Rock Salt Co. LLC #	(B+, B3)	04/25/17	5.500	488,794
1,979	Global Brass & Copper, Inc. #	(B, B2)	08/18/15	10.250	1,979,047
					2,467,841
Oil Field Equipment & Services (0.4%)
1,200	Amtrol, Inc. #	(NR, NR)	12/05/14	4.896	906,000
Packaging (0.5%)
999	Hilex Poly Co. LLC #	(B, B3)	11/19/15	11.250	982,766
Printing & Publishing (0.2%)
1,750	Yell Group PLC #	(B-, B2)	07/31/14	3.996	515,708
Software/Services (0.9%)
2,000	SafeNet, Inc. #	(B-, Caa1)	04/12/15	6.246 – 6.249	1,898,760
Telecom - Integrated/Services (0.7%)
1,542	Mobsat Group Holding Sarl #	(B+, B1)	09/05/17	5.330 – 5.500	1,542,477
Telecommunications Equipment (0.5%)
349	Avaya, Inc. #	(B, B1)	10/24/14	3.064	334,008
701	Avaya, Inc. #	(B, B1)	10/26/17	4.814	642,437
					976,445
TOTAL BANK LOANS (Cost $21,303,778)					20,599,556
Number of Shares
COMMON STOCKS (0.4%)
Building Materials (0.0%)
619	Dayton Superior Corp. *^				0
437	Nortek, Inc. *				8,740
					8,740
Chemicals (0.0%)
4,893	Huntsman Corp.				57,444
Forestry & Paper (0.1%)
11,000	AbitibiBowater, Inc. *§				187,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2011

Number of Shares				Value
COMMON STOCKS
Leisure (0.3%)
18,392	Six Flags Entertainment Corp. §			$660,273
Printing & Publishing (0.0%)
1,322	SuperMedia, Inc. *§			2,287
TOTAL COMMON STOCKS (Cost $2,231,975)				915,744
PREFERRED STOCKS (0.2%)
Banks (0.2%)
473	Ally Financial, Inc., Rule 144A (Callable 12/31/11 @ $1,000) ‡			352,784
Building Materials (0.0%)
688	Dayton Superior Corp. *^			0
TOTAL PREFERRED STOCKS (Cost $347,106)				352,784
WARRANTS (0.1%)
Building Materials (0.0%)
1,152	Nortek, Inc., strike price $1.00, expires 12/07/14 *§			1,279
Media - Broadcast (0.1%)
19,721	CNB Capital Trust I, Rule 144A, strike price $0.00, expires 03/23/19 *^			118,523
Printing & Publishing (0.0%)
5,735	The Readers Digest Association, Inc., strike price $0.00, expires 02/19/14 *			0
TOTAL WARRANTS (Cost $1,152)				119,802
SHORT-TERM INVESTMENTS (5.7%)
7,653,298	State Street Navigator Prime Portfolio, 0.23% §§			7,653,298
Par (000)		Maturity	Rate%
$4,509	State Street Bank and Trust Co. Euro Time Deposit	11/01/11	0.010	4,509,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,162,298)				12,162,298
TOTAL INVESTMENTS AT VALUE (142.6%) (Cost $311,931,632)				302,475,286
LIABILITIES IN EXCESS OF OTHER ASSETS (-42.6%)				(90,350,864)
NET ASSETS (100.0%)				$212,124,422

INVESTMENT ABBREVIATION

NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, these securities amounted to a value of $123,730,979 or 58.3% of net assets.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

#  Variable rate obligations - The interest rate is the rate as of October 31, 2011.

+  Step Bond - The interest rate is as of October 31, 2011 and will reset at a future date.

ø  Bond is currently in default.

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at October 31, 2011.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

October 31, 2011

Assets
Investments at value, including collateral for securities on loan of $7,653,298 (Cost $311,931,632) (Note 2)	$302,475,286 [1]
Cash	3,050,167
Foreign currency at value (Cost $142,514)	144,047
Dividend and interest receivable	6,503,124
Receivable for investments sold	530,086
Prepaid expenses and other assets	12,706
Total Assets	312,715,416
Liabilities
Advisory fee payable (Note 3)	202,675
Administrative services fee payable (Note 3)	24,529
Loan payable (Note 4)	89,000,000
Payable upon return of securities loaned (Note 2)	7,653,298
Payable for investments purchased	2,729,955
Unrealized depreciation on forward currency contracts (Note 2)	702,440
Interest payable	159,940
Trustees' fee payable	37,969
Other accrued expenses payable	80,188
Total Liabilities	100,590,994
Net Assets
Applicable to 75,228,035 shares outstanding	$212,124,422
Net Assets
Capital stock, $.001 par value (Note 6)	$75,228
Paid-in capital (Note 6)	310,295,893
Accumulated net investment loss	(1,041,808)
Accumulated net realized loss on investments and foreign currency transactions	(87,043,502)
Net unrealized depreciation from investments and foreign currency translations	(10,161,389)
Net Assets	$212,124,422
Net Asset Value Per Share ($212,124,422 / 75,228,035)	$2.82
Market Price Per Share	$2.95

1  Including $7,465,858 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Year Ended October 31, 2011

Investment Income (Note 2)
Interest	$27,939,749
Dividends	83,371
Securities lending	87,169
Foreign taxes withheld	(41)
Total investment income	28,110,248
Expenses
Investment advisory fees (Note 3)	2,974,576
Administrative services fees (Note 3)	141,111
Interest expense (Note 4)	1,202,016
Commitment fees (Note 4)	201,331
Trustees' fees	103,325
Printing fees (Note 3)	71,811
Legal fees	60,255
Audit and tax fees	40,700
Custodian fees	30,243
Transfer agent fees	21,971
Insurance expense	10,447
Miscellaneous expense	1,813
Total expenses	4,859,599
Less: fees waived (Note 3)	(428,509)
Net expenses	4,431,090
Net investment income	23,679,158
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	5,142,740
Net realized gain from foreign currency transactions	89,695
Net change in unrealized appreciation (depreciation) from investments	(13,058,008)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(786,591)
Net realized and unrealized loss from investments and foreign currency related items	(8,612,164)
Net increase in net assets resulting from operations	$15,066,994

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
From Operations
Net investment income	$23,679,158	$16,713,278
Net realized gain (loss) from investments and foreign currency transactions	5,232,435	(2,784,642)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(13,844,599)	21,291,302
Net increase in net assets resulting from operations	15,066,994	35,219,938
From Dividends and Distributions
Dividends from net investment income	(23,874,498)	(17,200,723)
Distributions from return of capital	—	(631,150)
Net decrease in net assets resulting from dividends and distributions	(23,874,498)	(17,831,873)
From Capital Share Transactions (Note 6)
Issuance of 16,879 shares and 38,696 shares through the directors compensation plan (Note 3)	50,035	109,406
Net proceeds from rights offering (Note 8)	—	50,932,277
Offering costs (Note 8)	(62,923)	(485,000)
Reinvestment of dividends	797,400	656,845
Net increase in net assets from capital share transactions	784,512	51,213,528
Net increase (decrease) in net assets	(8,022,992)	68,601,593
Net Assets
Beginning of year	220,147,414	151,545,821
End of year	$212,124,422	$220,147,414
Accumulated net investment loss	$(1,041,808)	$(1,241,251)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

For the Year Ended October 31, 2011

Cash flows from operating activities
Investment income received	$26,150,508
Operating expenses paid	(4,419,769)
Purchases of long-term securities	(332,042,097)
Proceeds from sales of long-term securities	292,925,118
Sales of short-term securities, net	14,861,000
Net cash used in operating activities		$(2,525,240)
Cash flows from financing activities
Increase in loan payable	28,500,000
Proceeds from issuance of shares	50,035
Offering costs	(62,923)
Cash dividends paid	(23,077,098)
Net cash provided by financing activities		5,410,014
Effect of exchange rate on cash		68,874
Net increase in cash		2,953,648
Cash — beginning of year		240,566
Cash — end of year		$3,194,214
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$15,066,994
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Change in interest receivable	$(1,042,502)
Change in accrued expenses	(5,022)
Change in interest payable	(11,463)
Change in prepaid expenses and other assets	1,103
Change in advisory fees payable	26,703
Net amortization of discount on investments	(917,238)
Purchases of long-term securities	(332,042,097)
Proceeds from sales of long-term securities	292,925,118
Sales of short-term securities, net	14,861,000
Net change in unrealized depreciation from investments and foreign currency translations	13,844,599
Net realized gain from investments and foreign currency transactions	(5,232,435)
Total adjustments		(17,592,234)
Net cash used in operating activities		$(2,525,240)
Non-cash activity:
Issuance of shares through dividend reinvestments		$797,400

See Accompanying Notes to Financial Statements.

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Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Year Ended
Per share operating performance	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07
Net asset value, beginning of year	$2.94	$2.71	$2.09	$4.10	$4.18
INVESTMENT OPERATIONS
Net investment income	0.32	0.30	0.28	0.40[1]	0.40[1]
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	(0.12)	0.32	0.68	(2.00)	(0.08)
Total from investment activities	0.20	0.62	0.96	(1.60)	0.32
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.32)	(0.31)	(0.33)	(0.41)	(0.40)
Return of capital	—	(0.01)	(0.01)	—	—
Total dividends and distributions	(0.32)	(0.32)	(0.34)	(0.41)	(0.40)
CAPITAL SHARE TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	—	(0.07)	—	—	—
Net asset value, end of year	$2.82	$2.94	$2.71	$2.09	$4.10
Per share market value, end of year	$2.95	$2.92	$2.62	$1.97	$3.65
TOTAL INVESTMENT RETURN [2]
Net asset value	6.84%	21.32%	53.12%	(42.45)%	7.65%
Market value	12.51%	24.11%	59.92%	(38.20)%	(10.72)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$212,124	$220,147	$151,546	$116,492	$228,724
Average debt per share	$1.22	$0.69	$0.58	$1.69	$1.98
Ratio of expenses to average net assets	2.00%	2.05%	2.67%	3.76%	4.11%
Ratio of expenses to average net assets excluding interest expense	1.46%	1.52%	1.80%	1.50%	1.37%
Ratio of net investment income to average net assets	10.70%	10.40%	13.32%	11.68%	9.48%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.19%	0.15%	0.15%	0.15%	0.15%
Portfolio turnover rate	66.00%	62.00%	49.00%	32.01%	49.18%

1  Per share information is calculated using the average shares outstanding method.

2  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

3  Unaudited.

See Accompanying Notes to Financial Statements.

Per share operating performance	10/31/06	10/31/05	10/31/04	10/31/03	10/31/02
Net asset value, beginning of year	$4.12	$4.53	$4.34	$3.53	$4.49
INVESTMENT OPERATIONS
Net investment income	0.40	0.47	0.53	0.55	0.65[1]
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.11	(0.35)	0.24	0.87	(0.80)
Total from investment activities	0.51	0.12	0.77	1.42	(0.15)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.42)	(0.51)	(0.58)	(0.61)	(0.71)
Return of capital	(0.03)	(0.02)	—	—	(0.10)
Total dividends and distributions	(0.45)	(0.53)	(0.58)	(0.61)	(0.81)
CAPITAL SHARE TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	—	—	—	—	—
Net asset value, end of year	$4.18	$4.12	$4.53	$4.34	$3.53
Per share market value, end of year	$4.50	$4.77	$5.24	$4.76	$4.10
TOTAL INVESTMENT RETURN [2]
Net asset value	13.13%	2.62%	18.98%[3]	43.04%[3]	(4.99)%[3]
Market value	5.23%	2.71%	25.49%	35.07%	(2.15)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$231,765	$255,760	$244,523	$229,255	$180,889
Average debt per share	$1.96	$2.05	$2.05	$1.81	$1.99
Ratio of expenses to average net assets	4.20%	3.27%	2.51%	2.57%	2.91%
Ratio of expenses to average net assets excluding interest expense	1.65%	1.68%	1.70%	1.73%	1.78%
Ratio of net investment income to average net assets	9.67%	10.72%	11.99%	13.85%	15.17%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	—	—	—	—
Portfolio turnover rate	61.91%	31.05%	12.10%	15.96%	33.22%

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

October 31, 2011

Note 1. Organization

Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's primary objective is to seek high current income.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are generally categorized as Level 2. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees and are generally categorized as Level 3. At October 31, 2011, the Fund held 0.06% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Trustees with an aggregate cost of $1,700,782 and fair value of $118,590. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2011

assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 — quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$268,325,035	$67	$268,325,102
Bank Loans	—	20,599,556	—	20,599,556
Common Stocks	915,744	—	—	915,744
Preferred Stocks	352,784	—	—	352,784
Warrants	1,279	—	118,523	119,802
Short-Term Investments	7,653,298	4,509,000	—	12,162,298
Other Financial Instruments*
Forward Foreign Currency Contract	—	(702,440)	—	(702,440)
	$8,923,105	$292,731,151	$118,590	$301,772,846

* Other financial instruments include futures, forwards and swap contracts.

The following is a reconciliation of investments as of October 31, 2011 in which significant unobservable inputs (Level 3) were used in determining value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Investments
Balance as of October 31, 2010	$1,204
Accrued discounts/premiums	2,675
Purchases	2,890,251
Sales	(246,570)
Realized Gain/(Loss)	183,625
Change in Unrealized Appreciation/(Depreciation)	54,956
Transfers Into Level 3	59,933
Transfers Out of Level 3	(2,827,484)
Balance as of October 31, 2011	$118,590
Net change in unrealized Appreciation/(Depreciation) from investments still held as of October 31, 2011	$116,677

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2011

The Fund adopted FASB amendments to authoritative guidance which require the Fund to disclose details of significant transfers in and out of Level 1 and Level 2 measurements and the reasons for the transfers. For the year ended October 31, 2011, there were no significant transfers in and out of Level 1 and Level 2.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

Fair Values of Derivative Instruments as of October 31, 2011

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
	Net Assets –		Liabilities –
Forward Foreign	Unrealized		Unrealized
Currency Contracts	Appreciation	$0	Depreciation	$702,440	*

*  Includes cumulative appreciation/depreciation of forward foreign currency contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.

Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized in Income Forward Foreign Currency Contracts	$167,710
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income Forward Foreign Currency Contracts	$(765,771)

The notional amount of forward foreign currency contracts at period end are reflected in the Notes to Financial Statements. The notional amounts of forward foreign currency contracts at each month end throughout the reporting period averaged approximately 6.8% of net assets of the Fund.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2011

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

I) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

J) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2011

contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2011, the Fund had the following open forward foreign currency contract:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
USD	25,924,730	EUR	19,100,000	01/13/12	Morgan Stanley	$(25,924,730)	$(26,627,170)	$(702,440)

Currency Abbreviations:

EUR – Euro Currency

USD – United States Dollar

K) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2011, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $108,896 of which $43 was rebated to borrowers (brokers). The Fund retained $87,169 in income from the cash collateral investment, and SSB, as lending agent, was paid $21,684. Securities lending income is accrued as earned.

L) OTHER — Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report.

On December 8, 2011, the Fund filed a "shelf" registration statement with the SEC, which would permit the Fund to issue up to $50 million in shares of common stock through one or more public offerings. Under the shelf registration statement, the Fund may sell the Fund's common shares in one or more at-the-market offerings when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2011

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse. The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2007, Credit Suisse agreed to waive 0.15% of the fees payable under the Advisory Agreement. Effective January 1, 2011, Credit Suisse agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the year ended October 31, 2011, investment advisory fees earned and voluntarily waived were $2,974,576 and $428,509, respectively. Credit Suisse will not recapture from the Fund any fees it waived during the year ended October 31, 2011. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2011, administrative services fees earned by SSB (including out-of-pocket expenses) were $141,111.

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares. Since 2008, the Independent Trustees have been able to elect to receive up to 100% of their annual retainer in shares of the Fund. During the year ended October 31, 2011, 16,879 shares were issued through the trustees compensation plan. Trustees as a group own less than 1% of the Fund's outstanding shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2011, Merrill was paid $31,780 for its services by the Fund.

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the "SSB Agreement"). At October 31, 2011, under the SSB Agreement, the Fund may borrow the least of: a) $100,000,000; b) an amount that is no greater than 31% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. Effective December 9, 2011, the Fund may borrow the least of: a) $140,000,000; b) an amount that is no greater than 33 1/3% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. At October 31, 2011, the Fund had loans outstanding under the Agreement of $89,000,000. During the year ended October 31, 2011, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$91,963,014	1.289%	$100,000,000

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2011

greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund's borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to its access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund's assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund's best interest to do so.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term investments) were $249,499,845 and $202,099,894, respectively.

Note 6. Fund Shares

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Shares issued through the trustees compensation plan	16,879	38,696
Shares issued through rights offering	—	18,725,102
Shares issued through reinvestment of dividends	269,290	230,947
Net increase	286,169	18,994,745

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2011

The tax characteristics of dividends and distributions paid during the years ended October 31, 2011 and 2010, respectively, by the Fund were as follows:

Ordinary Income		Return of Capital
2011	2010	2011	2010
$23,874,498	$17,200,723	$0	$631,150

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, income from defaulted bonds and mark to market of forward contracts. At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$47,843
Accumulated realized loss	(87,743,811)
Unrealized depreciation	(10,550,731)
$(98,246,699)

At October 31, 2011, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires October 31,
2012	2013	2014	2016	2017	2018
$6,096,544	$1,583,878	$8,944,708	$24,144,149	$40,767,194	$6,207,338

During the tax year ended October 31, 2011, the Fund utilized $3,455,175 of the capital loss carryforwards and $4,836,064 of the capital loss carryforwards expired.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. It is uncertain whether the Fund will be able to realize the full benefits of the capital loss carryforwards before they expire.

At October 31, 2011, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $313,023,414, $10,303,645, $(20,851,773) and $(10,548,128), respectively.

At October 31, 2011, the Fund reclassified $394,783 to net investment loss and $4,441,281 to accumulated net realized loss from investments from paid in capital, to adjust for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatments of foreign currency gain/(loss), defaulted bonds and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 8. Rights Offering

On August 25, 2010, the Board of Trustees of the Fund announced the approval of the transferable rights offering for the Fund. The Fund issued to its shareholders of record as of the close of business on September 13,

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2011

2010, transferable rights (with an expiration date of October 15, 2010) to subscribe for up to an aggregate of 18,725,102 Common Shares of Beneficial Interest ("Shares") of the Fund at a rate of one Share for three rights held at the subcription price of $2.72 per share. During October 2010, the Fund issued a total of 18,725,102 Shares upon the exercise of such rights. Rights' offering costs of $485,000 was charged to capital during the fiscal year ended October 31, 2010, and $62,923 was charged to capital during the year ended October 31, 2011. The net asset value of the Fund's Shares were reduced by $0.07 as a result of the Offer, which includes the effect of the offering costs.

Note 9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund"), at October 31, 2011, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provides a reasonable basis for our opinion.

Boston, Massachusetts
December 21, 2011

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Trustees; Audit Committee Member and Nominating Committee Chairman	Chairman since 2005 and Trustee since 2001; current term ends at the 2014 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	6	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Director of Petroleum and Resources Corporation, Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Mirae Asset Discovery Funds (open-end investment companies).

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1958)	Trustee; Audit and Nominating Committee Member	Since 2006; current term ends at the 2014 annual meeting	Currently retired.	2	None

James Cattano c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1943)	Trustee; Audit Committee Chairman and Nominating Committee Member	Since 2006; current term ends at the 2012 annual meeting	Currently retired. President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	2	Director of Aberdeen Asset Management-advised Funds (five closed-end investment companies).

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Trustee and Nominating Committee Member	Since 2001; current term ends at the 2013 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972.	2	Director of Aberdeen Asset Management-advised Funds (four closed-end investment companies).

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Trustee; Audit and Nominating Committee Member	Since 2005; current term ends at the 2012 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	6	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Asset Management-advised Funds (five closed-end investment companies).

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

John Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.

Thomas J. Flannery Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 2001	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Legal Officer	Since 2010	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since 1997; Officer of other Credit Suisse Funds.

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

**  The officers of the Fund shown are officers that make policy decisions.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us

• On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-ENDED FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK)

Credit Suisse High Yield Bond Fund (NYSE Amex: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Floating Rate High Income Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:  www.computershare.com

By phone:  (800) 730-6001 (U.S. and Canada)
  (781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:  Credit Suisse High Yield Bond Fund
  c/o Computershare
  P.O. Box 43078
  Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-AR-1011

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2011. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2010 and October 31, 2011.

	2010	2011
Audit Fees	$33,660	$34,300
Audit-Related Fees(1)	$3,400	$28,500
Tax Fees(2)	$2,800	$2,900
All Other Fees	—	—
Total	$39,860	$65,700

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,400 in 2010 and $3,500 in 2011; and $25,000 for issuance of comfort letter in 2011).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2010 and October 31, 2011.

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	2010	2011
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2010	2011
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2010 and October 31, 2011:

	2010	2011
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2010 and October 31, 2011 were $6,200 and $31,400, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee

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proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

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•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

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Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good

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governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

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Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

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Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

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Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

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Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans

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which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

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Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 2, 2011

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse High Yield Bond Fund, as of October 31, 2011, is set forth below.

Thomas J. Flannery Chief Investment Officer Since 2010 Year of Birth: 1974	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds

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Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Flannery and the total assets managed within each category as of October 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Thomas J. Flannery	3	$623 million	27	$10,202 million	10	$2,132 million

As of October 31, 2011, Mr. Flannery manages 22 accounts which have total assets under management of $9,048 million, and which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.

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Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Mr. Flannery is compensated for his services by Credit Suisse. His compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining his bonus include the Fund’s performance, assets held in the Fund and other accounts managed by him, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group A.G. stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse Group A.G., portfolio managers participate in Credit Suisse Group A.G.’s profit sharing and 401(k) plans.

Securities Ownership.  As of October 31, 2011, Mr. Flannery did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 30, 2011.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective

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based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                    The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                    Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer
Date: January 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer
Date: January 4, 2012

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: January 4, 2012

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